UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT

TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

PlayAGS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A filing consists of a communication from PlayAGS, Inc., a Nevada corporation (the “Company”), to the Company’s employees relating to the Agreement and Plan of Merger, dated May 8, 2024, by and among the Company, Bingo Holdings I, LLC, a Delaware limited liability company, and Bingo Merger Sub, Inc., a Delaware corporation.

The following email was sent to the Company’s employees on June 12, 2024:

Team,

I wanted to provide a quick update regarding the preliminary proxy statement that was filed with the SEC yesterday, which relates to the previously announced proposed acquisition of AGS by affiliates of Brightstar.

The proxy statement is intended to provide AGS stockholders with certain information regarding the proposed transaction in advance of a Special Meeting of AGS stockholders with respect to the proposed transaction. At the Special Meeting, AGS stockholders of record will be asked to vote on the proposed transaction. AGS intends to subsequently file the definitive proxy statement with the SEC and mail copies to AGS stockholders.

To keep you updated on the progress of the potential transaction, the high-level next steps are as follows:

1.	File the preliminary proxy statement (filed yesterday)

2.	File and mail the definitive proxy statement

3.	Hold the Special Meeting for AGS stockholder to vote on the proposed transaction (date to be determined, which will be set forth in the definitive proxy statement)

4.	Receive all required regulatory approvals

5.	Close the transaction after satisfaction of all closing conditions (currently expected in the second half of 2025)

The AGS stockholders will meet for our regularly scheduled annual meeting on June 21st, which is unrelated to the potential transaction with Brightstar.

If you have any questions about the potential transaction that weren’t answered during the Global Business Update meetings on May 9, please reach out to me or Kimo. If anyone reaches out to you regarding the potential transaction, please do not comment and immediately direct them to Julia (media) and Brad (investors).

Thanks,

David

Additional Information and Where to Find It

In connection with the proposed transaction, PlayAGS, Inc. (the “Company”) filed the preliminary proxy statement with the SEC and intends to file the definitive proxy statement with the SEC relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING

MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the preliminary and definitive proxy statements, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s web site at www.sec.gov, on the Company’s website at https://investors.playags.com/financial-information/sec-filings or by contacting the Company’s Investor Relations via email at https://investors.playags.com/investor-resources/contact-investor-relations/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company can be found under the captions “The Board of Directors,” “Executive Officers,” and “Section 16(a) Beneficial Ownership Reporting Compliance” contained in the Company’s 2024 annual proxy statement filed with the SEC on April 29, 2024 (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the definitive proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking and Cautionary Language

This communication may contain, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, Brightstar Capital Partners or any of their respective directors or officers related to the definitive agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s web page at https://investors.playags.com/financial-information/sec-filings. The forward-looking statements included in this communication, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these proposed forward-looking statements, except as required by law.